UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22491

Legg Mason BW Global Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 30

Date of reporting period:	April 30, 2012

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.
(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Global Income Opportunities Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	9

Statement of operations	10

Statement of changes in net assets	11

Statement of cash flows	12

Financial highlights	13

Notes to financial statements	14

Board approval of management and subadvisory agreements	24

Dividend reinvestment plan	28

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the period from the Fund’s commencement of operations on March 28, 2012 through April 30, 2012 (the “reporting period”). Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•   Fund prices and performance,

•   Market insights and commentaries from our portfolio managers, and

•   A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 31, 2012

Legg Mason BW Global Income Opportunities Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the period from the Fund’s inception on March 28, 2012 through April 30, 2012 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. As reported by the U.S. Department of Labor, unemployment was 8.3% in February 2012. It then fell to 8.2% in March and 8.1% in April, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

After decelerating in February 2012, the manufacturing sector gathered some momentum during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2012, it had a reading of 52.4, its lowest reading since June 2011 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4.0% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short- and long-term Treasury yields declined during the reporting period. When the period began, two- and ten-year Treasury yields were 0.34% and 2.21%, respectively. Yields then fell given renewed fears over the European sovereign debt crisis and some mixed economic data in the U.S. When the reporting period ended on April 30, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.95%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.00% during the reporting period, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. With growth rates declining, both China and India lowered their cash reserve ratio for banks several times during the first four months of 2012. This could be a precursor to lowering interest rates if global growth stalls further.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced positive returns during the reporting period. While there were times of investor risk aversion, this was generally offset by investors seeking to generate incremental yield in the low interest rate environment. During the reporting period, the Barclays Capital U.S. Aggregate Indexv returned 1.01%. In comparison, the Barclays Capital Global Aggregate Indexvi returned 1.44%.

Elsewhere, the U.S. high-yield bond market, as measured by the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii, rose 0.94%. The emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Globalviii returned 1.61% during the reporting period.

Legg Mason BW Global Income Opportunities Fund Inc.	V

Performance review

For the period from its commencement of operations on March 28, 2012 through April 30, 2012, Legg Mason BW Global Income Opportunities Fund Inc. returned 1.36% based on its net asset value (“NAV”)ix and 0.00% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Aggregate Index, returned 1.44% for the same period. The Lipper Global Income Closed-End Funds Category Averagex returned 0.84% for the period from March 31, 2012 through April 30, 2012. Please note that Lipper performance returns are based on each fund’s NAV.

The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of April 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2012 (unaudited)

Price Per Share	Total Return* Since Commencement of Operations**
$19.33 (NAV)	1.36%†
$20.00 (Market Price)	0.00%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

*            Total returns are based on changes in NAV or market price, respectively.

†              Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡            Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

**     The Fund commenced operations on March 28, 2012.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 31, 2012

VI	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary (cont’d)

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value.

Fixed-income securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed-income securities decrease. High-yield securities are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund. The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Legg Mason BW Global Income Opportunities Fund Inc.	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi           The Barclays Capital Global Aggregate Index is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

vii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

viii   The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix            Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x               Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from March 31, 2012 through April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 3 funds in the Fund’s Lipper category.

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Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 53.6%
Brazil — 11.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	43,100,000	BRL	$ 22,575,297	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	44,600,000	BRL	22,646,898	(a)
Total Brazil					45,222,195
Hungary — 6.3%
Hungary Government Bond	7.500%	11/12/20	5,470,000,000	HUF	24,521,435
Mexico — 18.3%
Mexican Bonos, Bonds	8.500%	5/31/29	407,560,000	MXN	36,202,111	(a)
Mexican Bonos, Bonds	8.500%	11/18/38	396,500,000	MXN	34,418,013	(a)
Total Mexico					70,620,124
Poland — 9.5%
Republic of Poland, Bonds	5.250%	10/25/20	58,290,000	PLN	18,401,602	(a)
Republic of Poland, Bonds	5.750%	9/23/22	56,310,000	PLN	18,282,330	(a)
Total Poland					36,683,932
South Africa — 7.7%
Republic of South Africa, Bonds	6.500%	2/28/41	303,000,000	ZAR	29,671,068	(a)
Turkey — 0.1%
Republic of Turkey, Senior Notes	6.250%	9/26/22	530,000		589,625	(a)
Total Sovereign Bonds (Cost — $205,910,800)					207,308,379
Corporate Bonds & Notes — 41.8%
Consumer Discretionary — 6.8%
Auto Components — 0.5%
Goodyear Dunlop Tires Europe BV, Senior Notes	6.750%	4/15/19	600,000	EUR	791,242	(b)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	8.000%	1/15/18	1,250,000		1,342,188
Total Auto Components					2,133,430
Automobiles — 0.2%
Jaguar Land Rover PLC, Senior Bonds	8.125%	5/15/18	400,000	GBP	675,126	(b)
Diversified Consumer Services — 0.2%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	900,000		856,125
Hotels, Restaurants & Leisure — 0.7%
Marina District Finance Co. Inc., Senior Secured Notes	9.875%	8/15/18	600,000		579,000
Penn National Gaming Inc., Senior Notes	8.750%	8/15/19	950,000		1,064,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	900,000		884,250	(a)(b)
Total Hotels, Restaurants & Leisure					2,527,250

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	3

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — 4.9%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000		$ 1,356,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	600,000		675,000
Cyfrowy Polsat Finance AB, Senior Secured Bonds	7.125%	5/20/18	310,000	EUR	412,399	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	600,000		660,000
Kabel BW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	EUR	590,536	(b)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	400,000		342,000	(b)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	11,125,000		14,189,748	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000		711,375	(b)
Total Media					18,937,308
Multiline Retail — 0.1%
House of Fraser Funding PLC, Senior Secured Notes	8.875%	8/15/18	250,000	GBP	374,281	(b)
Specialty Retail — 0.2%
Edcon Proprietary Ltd., Secured Notes	4.126%	6/15/14	400,000	EUR	469,914	(b)(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		292,500	(b)
Total Specialty Retail					762,414
Total Consumer Discretionary					26,265,934
Consumer Staples — 0.4%
Food Products — 0.4%
Agrokor DD, Senior Bonds	9.875%	5/1/19	350,000	EUR	470,245	(b)(d)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	350,000	GBP	587,895	(b)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	555,000		563,325	(b)
Total Consumer Staples					1,621,465
Energy — 4.8%
Energy Equipment & Services — 3.6%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	600,000		621,000
Transocean Inc., Senior Notes	6.800%	3/15/38	10,715,000		12,388,522	(a)
Trinidad Drilling Ltd., Senior Notes	7.875%	1/15/19	1,000,000		1,070,000	(b)
Total Energy Equipment & Services					14,079,522
Oil, Gas & Consumable Fuels — 1.2%
Bill Barrett Corp., Senior Notes	7.000%	10/15/22	500,000		483,750
Chesapeake Energy Corp., Senior Bonds	6.250%	1/15/17	200,000	EUR	260,769
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,250,000		1,225,000
Concho Resources Inc., Senior Notes	5.500%	10/1/22	100,000		100,125
Energy XXI Gulf Coast Inc., Senior Notes	7.750%	6/15/19	600,000		622,500

See Notes to Financial Statements.

4	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	500,000		$ 505,000	(b)
MOL Hungarian Oil and Gas PLC, Senior Notes	5.875%	4/20/17	320,000	EUR	393,086
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,000,000		1,045,000
Total Oil, Gas & Consumable Fuels					4,635,230
Total Energy					18,714,752
Financials — 19.5%
Capital Markets — 12.5%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	4,710,000		4,774,979	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	11,155,000		11,068,393	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		13,994,669	(a)
Morgan Stanley, Senior Notes	5.625%	9/23/19	18,620,000		18,425,123	(a)
Total Capital Markets					48,263,164
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	6,000,000		6,566,040	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		6,966,544	(a)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	1,250,000		1,306,250	(b)
Total Diversified Financial Services					14,838,834
Insurance — 3.2%
Hartford Financial Services Group Inc., Senior Notes	6.625%	4/15/42	11,770,000		12,307,442	(a)
Total Financials					75,409,440
Health Care — 3.8%
Biotechnology — 2.5%
Amgen Inc., Senior Notes	5.150%	11/15/41	9,195,000		9,619,515	(a)
Health Care Providers & Services — 1.2%
Crown Newco 3 PLC, Senior Secured Notes	7.000%	2/15/18	400,000	GBP	615,079	(b)
DaVita Inc.	6.375%	11/1/18	600,000		631,500
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	600,000		490,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	600,000		613,500	(b)
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		755,125
LifePoint Hospitals Inc., Senior Notes	6.625%	10/1/20	600,000		634,500
Radiation Therapy Services Inc., Secured Notes	8.875%	1/15/17	800,000		796,000	(b)
Total Health Care Providers & Services					4,536,204
Pharmaceuticals — 0.1%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Senior Notes	7.750%	9/15/18	600,000		658,500
Total Health Care					14,814,219

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	5

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 1.2%
Airlines — 0.4%
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	$ 1,552,281
Building Products — 0.1%
USG Corp., Senior Notes	7.875%	3/30/20	400,000		413,000	(b)
Commercial Services & Supplies — 0.6%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	450,000	EUR	623,959	(b)
Iron Mountain Inc., Senior Bonds	8.375%	8/15/21	1,250,000		1,368,750
Iron Mountain Inc., Senior Notes	7.750%	10/1/19	200,000		219,000
Total Commercial Services & Supplies					2,211,709
Transportation — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	420,000	CHF	485,870	(b)
Total Industrials					4,662,860
Information Technology — 0.4%
Communications Equipment — 0.1%
ViaSat Inc., Senior Notes	6.875%	6/15/20	350,000		356,125	(b)
Electronic Equipment, Instruments & Components — 0.2%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	500,000		521,250	(b)
Internet Software & Services — 0.1%
eAccess Ltd., Senior Notes	8.375%	4/1/18	100,000	EUR	122,111	(b)
Equinix Inc., Senior Notes	7.000%	7/15/21	300,000		328,500
Total Internet Software & Services					450,611
Total Information Technology					1,327,986
Materials — 0.7%
Chemicals — 0.4%
Huntsman International LLC, Senior Notes	8.625%	3/15/21	650,000		745,062
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	600,000		646,500	(a)(b)
Total Chemicals					1,391,562
Containers & Packaging — 0.3%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	1,250,000		1,312,500	(b)
Total Materials					2,704,062
Telecommunication Services — 3.6%
Diversified Telecommunication Services — 1.5%
Digicel Ltd., Senior Notes	8.250%	9/1/17	1,250,000		1,315,625	(b)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	710,000	EUR	953,924	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	600,000		628,500	(a)
Matterhorn Mobile SA, Senior Notes	6.750%	5/15/19	370,000	CHF	418,347	(b)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	1,250,000		1,334,375	(b)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	350,000		366,625

See Notes to Financial Statements.

6	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Satmex Escrow SA de CV, Senior Secured Notes	9.500%	5/15/17	150,000		$ 157,125
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	350,000	EUR	419,282	(b)
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	150,000	EUR	181,678	(b)
Total Diversified Telecommunication Services					5,775,481
Wireless Telecommunication Services — 2.1%
Oi S.A., Senior Notes	5.750%	2/10/22	7,915,000		8,132,663	(a)(b)
Total Telecommunication Services					13,908,144
Utilities — 0.6%
Gas Utilities — 0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., Senior Notes	6.750%	5/20/20	1,000,000		1,025,000
Independent Power Producers & Energy Traders — 0.3%
AES Corp., Senior Notes	7.375%	7/1/21	1,100,000		1,229,250	(b)
Total Utilities					2,254,250
Total Corporate Bonds & Notes (Cost — $159,877,882)					161,683,112
Collateralized Mortgage Obligations — 21.7%
ARM Trust, 2004-5 4A1	5.180%	4/25/35	8,007,848		7,760,678	(c)
BCAP LLC Trust, 2012-RR2 2A3	2.581%	12/26/36	3,305,000		2,842,300	(b)(c)(d)
Bear Stearns ARM Trust, 2004-3 4A	4.738%	7/25/34	18,843,348		18,180,675	(c)
Countrywide Alternative Loan Trust, 2005-06CB 1A4	5.500%	4/25/35	20,608,068		18,455,534
Countrywide Alternative Loan Trust, 2005-23CB A15	5.500%	7/25/35	8,398,025		7,540,528
Countrywide Alternative Loan Trust, 2005-J14 A8	5.500%	12/25/35	3,584,149		2,835,213
GMAC Mortgage Corp. Loan Trust, 2005-AR1 5A	5.241%	3/18/35	5,174,984		4,863,939	(c)
JPMorgan Mortgage Trust, 2006-A1 3A2	5.235%	2/25/36	2,435,514		1,887,952	(c)
Structured Asset Securities Corp., 2005-14 4A1	5.750%	7/25/35	6,836,594		6,443,494
Structured Asset Securities Corp., 2005-15 2A7	5.500%	8/25/35	4,150,000		3,655,102
WaMu Mortgage Pass-Through Certificates, 2007-HY1 3A1	5.431%	2/25/37	4,127,181		3,664,489	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR14 1A6	5.667%	10/25/36	6,029,731		5,716,034	(c)
Wells Fargo Mortgage Backed Securities Trust, 2007-7 A6	6.000%	6/25/37	187,733		182,522
Total Collateralized Mortgage Obligations (Cost — $83,294,999)					84,028,460

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	7

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Municipal Bonds — 1.6%
Georgia — 1.6%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	4,285,000	$4,871,531	(a)
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,035,000	1,162,563	(a)
Total Municipal Bonds (Cost — $6,065,368)				6,034,094
Total Investments before Short-Term Investments (Cost — $455,149,049)				459,054,045
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. repurchase agreement dated 4/30/12; Proceeds at maturity — $3,197,001; (Fully collateralized by U.S. government agency obligations, 3.000% due 12/1/26; Market value — $3,262,137) (Cost — $3,197,000)	0.010%	5/1/12	3,197,000	3,197,000
Total Investments — 119.5% (Cost — $458,346,049#)				462,251,045
Liabilities in Excess of Other Assets — (19.5)%				(75,590,116)
Total Net Assets — 100.0%				$386,660,929

†             Face amount denominated in U.S. dollars, unless otherwise noted.

(a)         All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)         Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)        Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	—	Adjustable Rate Mortgage
BRL	—	Brazilian Real
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
HUF	—	Hungarian Forint
MXN	—	Mexican Peso
PLN	—	Polish Zloty
ZAR	—	South African Rand

See Notes to Financial Statements.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Summary of Investments by Country†

United States	46.6%
Mexico	15.4
Brazil	11.5
Poland	7.9
South Africa	6.6
Hungary	5.4
Switzerland	2.7
United Kingdom	1.0
Luxembourg	0.5
Sweden	0.3
Bermuda	0.3
Germany	0.3
Canada	0.2
Netherlands	0.2
Puerto Rico	0.1
Turkey	0.1
Malaysia	0.1
Croatia	0.1
Japan	0.0 ‡
Short-Term Investments	0.7
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of April 30, 2012 and are subject to change.

‡  Represents less than 0.1%.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments, at value (Cost — $458,346,049)	$462,251,045
Foreign currency, at value (Cost — $877,410)	882,662
Cash	633
Receivable for securities sold	10,945,918
Interest receivable	8,716,218
Unrealized appreciation on forward foreign currency contracts	1,449,789
Total Assets	484,246,265

Liabilities:
Loan payable (Note 5)	90,000,000
Payable for securities purchased	6,562,821
Investment management fee payable	307,802
Unrealized depreciation on forward foreign currency contracts	81,321
Interest payable	24,449
Accrued expenses	608,943
Total Liabilities	97,585,336
Total Net Assets	$386,660,929

Net Assets:
Par value ($0.001 par value; 20,005,236 shares issued and outstanding; 100,000,000 shares authorized)	$20,005
Paid-in capital in excess of par value	381,279,995
Undistributed net investment income	2,067,543
Accumulated net realized loss on investments and foreign currency transactions	(1,917,794)
Net unrealized appreciation on investments and foreign currencies	5,211,180
Total Net Assets	$386,660,929

Shares Outstanding	20,005,236

Net Asset Value	$19.33

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Period Ended April 30, 2012†

Investment Income:
Interest	$ 2,521,222
Less: Foreign taxes withheld	(43)
Total Investment Income	2,521,179

Expenses:
Investment management fee (Note 2)	343,165
Organization expenses	65,000
Interest expense (Note 5)	47,936
Custody fees	29,976
Audit and tax	8,328
Shareholder reports	6,239
Directors’ fees	4,562
Fund accounting fees	4,471
Transfer agent fees	4,094
Legal fees	3,509
Miscellaneous expenses	1,356
Total Expenses	518,636
Less: Expense reimbursements (Note 2)	(65,000)
Net Expenses	453,636
Net Investment Income	2,067,543

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	579,375
Foreign currency transactions	(2,497,169)
Net Realized Loss	(1,917,794)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,904,996
Foreign currencies	1,306,184
Change in Net Unrealized Appreciation (Depreciation)	5,211,180
Net Gain on Investments and Foreign Currency Transactions	3,293,386
Increase in Net Assets From Operations	$ 5,360,929

†  For the period March 28, 2012 (commencement of operations) to April 30, 2012.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	11

Statement of changes in net assets (unaudited)

For the Period Ended April 30,	2012†

Operations:
Net investment income	$ 2,067,543
Net realized loss	(1,917,794)
Change in net unrealized appreciation (depreciation)	5,211,180
Increase in Net Assets From Operations	5,360,929

Fund Share Transactions:
Net proceeds from sale of shares (20,005,236 shares issued)	381,300,000
Increase in Net Assets From Fund Share Transactions	381,300,000
Increase in Net Assets	386,660,929

Net Assets:
Beginning of period	—
End of period*	$386,660,929
* Includes undistributed net investment income of:	$2,067,543

†  For the period March 28, 2012 (commencement of operations) to April 30, 2012.

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Statement of Cash Flows

For the Period Ended April 30, 2012†

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$5,360,929
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(478,661,307)
Proceeds from sales of portfolio securities	24,214,946
Net purchases, sales and maturities of short-term investments	(3,197,000)
Net amortization of premium (accretion of discount)	(123,313)
Increase in receivable for securities sold	(10,945,918)
Increase in interest receivable	(8,716,218)
Increase in payable for securities purchased	6,562,821
Increase in investment management fee payable	307,802
Increase in interest payable	24,449
Increase in accrued expenses	608,943
Net realized gain on investments	(579,375)
Change in unrealized appreciation of investments and forward foreign currency contracts	(5,273,464)
Net Cash Used by Operating Activities*	(470,416,705)

Cash Flows From Financing Activities:
Proceeds from sale of shares	381,300,000
Increase in loan payable	90,000,000
Net Cash Provided by Financing Activities	471,300,000
Net Increase in Cash	$883,295
Cash at Beginning of Period	—
Cash at End of Period	$883,295

†	For the period March 28, 2012 (commencement of operations) to April 30, 2012.
*	Included in operating expenses is cash of $23,487 paid for interest on borrowings.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

2012[1]
Net asset value, beginning of period	$19.06 [2]
Income from operations:
Net investment income	0.10
Net realized and unrealized gain	0.17
Total income from operations	0.27

Net asset value, end of period	$19.33

Market price, end of period	$20.00
Total return, based on NAV[3,4]	1.36%
Total return, based on market price[5]	0.00%

Net assets, end of period (000s)	$386,661

Ratios to average net assets:
Gross expenses[6]	1.47%
Net expenses[6,7,8]	1.29
Net investment income[6]	5.86

Portfolio turnover rate	6%

Supplemental data:
Loans Outstanding, End of Period (000s)	$90,000
Asset Coverage for Loan Outstanding	530%
Weighted Average Loan (000s)	$55,000
Average Interest Rate on Loans	0.92%

1	For the period March 28, 2012 (commencement of operations) to April 30, 2012 (unaudited).
2	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7	The impact of compensating balance arrangements, if any, was less than 0.01%.
8	The investment manager has agreed to reimburse all organization expenses (Note 2).

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	15

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

16	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$207,308,379	—	$207,308,379
Corporate bonds & notes	—	161,683,112	—	161,683,112
Collateralized mortgage obligations	—	84,028,460	—	84,028,460
Municipal bonds	—	6,034,094	—	6,034,094
Total long-term investments	—	$459,054,045	—	$459,054,045
Short-term investments†	—	3,197,000	—	3,197,000
Total investments	—	$462,251,045	—	$462,251,045
Other financial instruments:
Forward foreign currency contracts	—	$ 1,449,789	—	$ 1,449,789
Total	—	$463,700,834	—	$463,700,834

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$81,321	—	$81,321

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	17

terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

18	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	19

and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $81,321. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements

20	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions and has concluded that as of April 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. LMPFA delegates to Brandywine the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

LMPFA has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses, other than sales load, in excess of $0.04 per share.

During the period ended April 30, 2012, LMPFA reimbursed organization expenses amounting to $65,000.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$478,661,307
Sales	24,214,946

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	21

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 5,536,976
Gross unrealized depreciation	(1,631,980)
Net unrealized appreciation	$ 3,904,996

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Hungarian Forint	HSBC Bank USA, N.A.	92,000,000	$423,501	5/17/12	$21,113
Turkish Lira	Citibank, N.A.	84,930,000	48,014,246	5/31/12	363,673
Turkish Lira	Citibank, N.A.	1,010,000	570,992	5/31/12	4,325
Chilean Peso	HSBC Bank USA, N.A.	9,380,000,000	19,191,345	6/29/12	161,115
Chilean Peso	HSBC Bank USA, N.A.	2,242,000,000	4,587,100	6/29/12	26,481
Polish Zloty	Barclays Bank PLC	4,400,000	1,383,123	7/17/12	22,876
South African Rand	Barclays Bank PLC	3,577,000	454,930	7/17/12	10,443
					610,026
Contracts to Sell:
British Pound	HSBC Bank USA, N.A.	483,000	783,688	6/1/12	(15,800)
British Pound	HSBC Bank USA, N.A.	901,000	1,461,910	6/1/12	(34,424)
British Pound	UBS AG	193,000	313,150	6/1/12	(5,057)
Euro	Barclays Bank PLC	1,142,000	1,512,091	6/29/12	7,168
Euro	UBS AG	94,000	124,463	6/29/12	363
Euro	UBS AG	315,000	417,083	6/29/12	(2,767)
Euro	UBS AG	2,284,000	3,024,183	6/29/12	(22,817)
Euro	UBS AG	356,000	471,370	6/29/12	(456)
Swiss Franc	UBS AG	824,000	908,498	6/29/12	2,676
Brazilian Real	Morgan Stanley & Co. Inc.	34,800,000	18,038,347	7/2/12	672,336
Brazilian Real	Morgan Stanley & Co. Inc.	8,600,000	4,457,752	7/2/12	157,220
					758,442
Net unrealized gain on open forward foreign currency contracts					$1,368,468

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2012.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$1,449,789

22	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$81,321

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Foreign Exchange Risk
Forward foreign currency contracts	$784,785

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Foreign Exchange Risk
Forward foreign currency contracts	$1,368,468

During the period ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$66,187,114
Forward foreign currency contracts (to sell)	27,112,647

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $250,000,000. Unless renewed, this agreement will terminate on April 1, 2013. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended April 30, 2012 was $47,936. For the period ended April 30, 2012, based on the number days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $89,047,619 and the average interest rate was 0.923%. At April 30, 2012, the Fund had $90,000,000 of borrowings outstanding subject to the terms of this credit agreement.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Semi-Annual Report	23

6. Distributions subsequent to April 30, 2012

On May 7, 2012, the Fund’s Board of Directors declared the initial distribution and three distributions, each in the amount of $0.1175 per share, payable on May 25, 2012, June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on May 18, 2012, June 22, 2012, July 20, 2012 and August 24, 2012, respectively.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

24	Legg Mason BW Global Income Opportunities Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Directors (the “Board”) of Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) on February 9 and 10, 2011 (the “Organizational Meeting”), the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of this proposal, the Board at the Organizational Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services. At the Organizational Meeting, the Board also approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and its affiliate, Brandywine Global Investment Management, LLC (the “Sub-Adviser”). The Sub-Adviser provides sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. The Directors of the Board who are not “interested persons” as defined in the 1940 Act (the “Independent Directors”) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive session at the Organizational Meeting separate from representatives of the Manager and the Sub-Adviser. At the Organizational Meeting, the Independent Directors received information (the “Contract Approval Information”) from the Manager and the Sub-Adviser relevant to their review of the Management Agreement and the Sub-Advisory Agreement. A presentation was made by the Manager and the Sub-Adviser at the Organizational Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Adviser pursuant to the Management Agreement and the Sub-Advisory Agreement.

The discussion below covers both investment advisory and administrative functions rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions rendered by the Sub-Adviser.

Nature, extent and quality of the services to be provided to the fund under the management agreement and the sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also considered the Manager’s supervisory responsibilities under the Management Agreement in respect of the Sub-Adviser. The Board noted that the Fund is newly organized and had no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under

Legg Mason BW Global Income Opportunities Fund Inc.	25

the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established by the Manager and the Sub-Adviser pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Sub-Adviser with the CCO.

As a newly-organized fund, the Fund had no historical performance information available at the time of the Organizational Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement and the Sub-Advisory Agreement. The Board reviewed the investment objectives and policies of the Fund with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and the Sub-Adviser the Sub-Adviser’s experience and capabilities. The Manager and the Sub-Adviser noted that although the Sub-Adviser had no experience with respect to management of the investment portfolios of closed-end investment companies registered under the 1940 Act, it was very experienced in managing comparable investment programs for other types of accounts. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory responsibilities, provided that the Manager in each case will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, management of Fund assets is provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement.

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the

26	Legg Mason BW Global Income Opportunities Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager under the Management Agreement in light of the nature, extent and quality of the management services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily managed assets. The Board noted that the Manager, and not the Fund, is responsible for payment of the contractual sub-advisory fee (the “Contractual Sub-Advisory Fee”) and, accordingly, that the retention of the Sub-Adviser would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board noted that during periods when the Fund uses financial leverage, Contractual Management Fees paid to the Manager will be higher than if the Fund did not use financial leverage because the Contractual Management Fees are calculated as a percentage of the Fund’s managed assets, including those investments purchased using leverage. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Manager discussed the expected expense ratio of the Fund and the costs of organization. The Manager discussed with the Board the Fund’s proposed underwriting arrangements. Among other things, underwriters were to receive a sales load of 4.50% of the offering price of each share. The Board noted a proposal by the Manager to pay (i) all of the Fund’s organizational expenses, and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share. As a newly-organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organizational Meetings, but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s consideration since its Contractual Sub-Advisory Fee is paid by the Manager. Under the circumstances, the Board concluded that the profitability to the Manager projected in the pro forma information was reasonable but did not give such information significant weight in its evaluations.

Economies of scale

The Board noted that the Manager, in the Contractual Management Fee, does not incorporate breakpoints to reflect the potential for reducing the

Legg Mason BW Global Income Opportunities Fund Inc.	27

Contractual Management Fee as assets grow. However, the Board also noted that, as a closed-end fund, any significant growth in the Fund’s assets after its launch generally will occur through appreciation in the valuation of the Fund’s investment portfolio. Under the circumstances, the Board concluded the Contractual Management Fee structure is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent and overall quality of the services expected to be provided under the Management Agreement and the Sub-Advisory Agreement.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were not considered excessive.

Based on their discussions and considerations, including those described above, the Board, including the Independent Directors, approved the Management Agreement and the Sub-Advisory Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

28	Legg Mason BW Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan

Legg Mason BW Global Income Opportunities Fund Inc.	29

(i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full numbers of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors	Legg Mason BW Global Income Opportunities Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017
Jeswald W. Salacuse	Brandywine Global Investment Management, LLC
New York Stock Exchange Symbol
Officers	Custodian	BWG
R. Jay Gerken	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street Boston, MA 02111
Richard F. Sennett
Principal Financial Officer	Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
Vanessa A. Williams	New York, NY 10038
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•       Personal information included on applications or other forms;

•       Account balances, transactions, and mutual fund holdings and positions;

•       Online account access user IDs, passwords, security challenge question responses; and

•       Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•       Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•       Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•       The Funds’ representatives such as legal counsel, accountants and auditors; and

•       Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

LMFX014702 6/12 SR12-1662

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason BW Global Income Opportunity Fund Inc.

Date:	June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason BW Global Income Opportunity Fund Inc.

Date:	June 21, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason BW Global Income Opportunity Fund Inc.

Date:	June 21, 2012